EXHIBIT 10.4

NON-RECOURSE SUBSIDIARY GUARANTEE

          NON-RECOURSE SUBSIDIARY GUARANTEE, dated as of November 1, 2011 (this “Guarantee”), made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of the purchasers signatory (together with their permitted assigns, the “Purchasers”) to that certain Securities Purchase Agreement, dated as of the date hereof, between Rodman & Renshaw Capital Group, Inc., a Delaware corporation (the “Company”) and the Purchasers.

W I T N E S S E T H:

          WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the Purchasers (the “Purchase Agreement”), the Company has agreed to sell and issue to the Purchasers, and the Purchasers have agreed to purchase from the Company the Debentures, subject to the terms and conditions set forth therein; and

          WHEREAS, each Guarantor will directly benefit from the extension of credit to the Company represented by the issuance of the Debentures; and

          NOW, THEREFORE, in consideration of the premises and to induce the Purchasers to enter into the Purchase Agreement and to carry out the transactions contemplated thereby, each Guarantor hereby agrees with the Purchasers as follows:

          1. Definitions. Unless otherwise defined herein, terms defined in the Purchase Agreement and used herein shall have the meanings given to them in the Purchase Agreement. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The following terms shall have the following meanings:

“Guarantee” means this Subsidiary Guarantee, as the same may be amended, supplemented or otherwise modified from time to time.

“Obligations” shall have the meaning ascribed thereto in the Security Agreement.

          2. Guarantee.

(a) Guarantee.

          (i) The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Purchasers and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          (ii) ANYTHING HEREIN OR IN ANY OTHER TRANSACTION DOCUMENT TO THE CONTRARY NOTWITHSTANDING, THE MAXIMUM LIABILITY OF EACH GUARANTOR HEREUNDER SHALL IN NO EVENT EXCEED THE AMOUNT WHICH CAN BE REALIZED BY THE AGENT FROM THE DISPOSITION OF THE COLLATERAL SUBJECT TO THE LIEN GRANTED BY EACH RESPECTIVE GUARANTOR PURSUANT TO THE SECURITY AGREEMENT (THE “GUARANTOR COLLATERAL”), AND THE OBLIGATIONS SHALL OTHERWISE BE NONRECOURSE TO EACH GUARANTOR IRRESPECTIVE OF THE FAILURE OF THE PURCHASERS TO HAVE RECEIVED PAYMENT IN FULL OF THE OBLIGATIONS.

          (iii) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Purchasers hereunder.

          (iv) The guarantee contained in this Section 2 shall remain in full force and effect with respect to each Guarantor until the earlier of the day on which (i) all the Obligations shall have been satisfied by indefeasible payment in full or (ii) upon the foreclosure of all Collateral pledged by such Guarantor.

          (v) No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Purchasers from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder as provided in Section 2(a)(ii) until the Obligations are indefeasibly paid in full.

(vi) Notwithstanding anything to the contrary in this Guarantee, with respect to any defaulted non-monetary Obligations the specific performance of which by the Guarantors is not reasonably possible (e.g. the issuance of the Company’s Common Stock), the Guarantors shall only be liable for making the Purchasers whole on a monetary basis for the Company’s failure to perform such Obligations in accordance with the Transaction Documents.

          (b) No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Purchasers, no Guarantor shall be entitled to be subrogated to any of the rights of the Purchasers against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Purchasers for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Purchasers by the Company on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Purchasers, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Purchasers in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Purchasers, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Purchasers may determine.

          (c) Amendments, Etc. With Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Purchasers may be rescinded by the Purchasers and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Purchasers, and the Purchase Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Purchasers may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Purchasers for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Purchasers shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

          (d) Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Purchasers upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and any of the Guarantors, on the one hand, and the Purchasers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives to the extent permitted by law diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Purchase Agreement or any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Purchasers, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud by Purchasers) which may at any time be available to or be asserted by the Company or any other Person against the Purchasers, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Purchasers may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Purchasers to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Purchasers against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

          (e) Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Purchasers upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          3. Representations and Warranties. Each Guarantor hereby makes the following representations and warranties to Purchasers as of the date hereof:

          (a) Authorization; Enforcement. The Guarantor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Guaranty, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guaranty by the Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Guarantor. This Guaranty has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

          (b) No Conflicts. The execution, delivery and performance of this Guaranty by the Guarantor and the consummation by the Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its organizational documents or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Guarantor is subject (including Federal and State securities laws and regulations), or by which any material property or asset of the Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

          (c) Consents and Approvals. The Guarantor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by the Guarantor of this Guaranty.

          (d) Purchase Agreement. The representations and warranties of the Company set forth in the Purchase Agreement as they relate to such Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Purchase Agreement, and the Purchasers shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Company’s knowledge shall, for the purposes of this Section 3, be deemed to be a reference to such Guarantor’s knowledge.

          4. Miscellaneous.

(a) Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing by the Purchasers.

          (b) Notices. All notices, requests and demands to or upon the Purchasers or any Guarantor hereunder shall be effected in the manner provided for in the Purchase Agreement, provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 4(b).

          (c) No Waiver By Course Of Conduct; Cumulative Remedies. The Purchasers shall not by any act (except by a written instrument pursuant to Section 4(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Documents or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Purchasers, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Purchasers of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Purchasers would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(d) Enforcement Expenses; Indemnification.

          (i) Each Guarantor agrees to pay, or reimburse the Purchasers for, all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guarantee and any other Transaction Document to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Purchasers.

          (ii) Each Guarantor agrees to pay, and to save the Purchasers harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes (other than revenue or income based taxes) which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee.

          (iii) Each Guarantor agrees to pay, and to save the Purchasers harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Company would be required to do so pursuant to the Purchase Agreement.

(iv) The agreements in this Section shall survive repayment of the Obligations.

          (e) Successor and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Purchasers and their respective successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Purchasers.

          (f) Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          (g) Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (h) Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          (i) Integration. This Guarantee and the other Transaction Documents represent the agreement of the Guarantors and the Purchasers with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Purchasers relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

          (j) Governing Laws. All questions concerning the construction, validity, enforcement and interpretation of this Guarantee shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each of the Company and the Guarantors agree that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Guarantee (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each of the Company and the Guarantors hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Guarantee and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guarantee or the transactions contemplated hereby.

(k) Acknowledgements. Each Guarantor hereby acknowledges that:

(i) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Transaction Documents to which it is a party;

          (ii) the Purchasers have no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Transaction Documents, and the relationship between the Guarantors, on the one hand, and the Purchasers, on the other hand, in connection herewith or therewith is solely that of guarantor and creditor; and

(iii) no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Purchasers.

          (l) Release of Guarantors. Each Guarantor will be released from all liability hereunder concurrently with the indefeasible repayment in full of all of the Obligations, or upon the foreclosure of all Collateral pledged by such Guarantor.

          (m) WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE PURCHASERS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

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(Signature Pages Follow)

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

RODMAN PRINCIPAL INVESTMENTS, LLC

By:

Name:
Title:

RODMAN & RENSHAW, LLC

By:

Name:
Title: